UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2024

Gresham Worldwide, Inc.

(Exact name of Registrant as Specified in Its Charter)

California	001-14605	94-2656341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7272 E. Indian School Rd, Suite 540
Scottsdale, Arizona		85251
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 457 6667

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 23, 2024, Gresham Worldwide, Inc., a California corporation (“Gresham”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Ault Disruptive Technologies Corporation, a Delaware Corporation (the “Acquiror”), and ADRT Merger Sub, Inc., a Delaware corporation (the “Merger Sub”). Under the terms of the Merger Agreement, the Merger Sub will be merged into Gresham, with Gresham continuing as the surviving corporation and therefore becoming a wholly-owned subsidiary of the Acquiror (the “Merger”). The Merger is subject to receiving the approval of Gresham’s and the Acquiror’s stockholders and other closing conditions described below. If approved, the Merger will be consummated by the filing of a certificate of merger with the Secretary of State of the State of Delaware and, unless Gresham re-domiciles to Delaware, the Secretary of State of the State of California (the “Effective Time”). Capitalized terms used but not otherwise defined herein have the meanings given to them in the Merger Agreement.

Merger Consideration

Under the terms of the Merger Agreement, an amount equal to $60,000,000, minus Gresham’s intercompany advances from the principal shareholder of Gresham and the Acquiror, Ault Alliance, Inc. (“Ault”) currently in the amount of approximately $1,943,073.62, plus the aggregate exercise price of all in-the-money Gresham warrants, plus appropriate adjustments for any PIPE financing the Acquiror completes prior to the Effective Time..

Merger Procedures

Pursuant to the terms of the Merger Agreement: (i) immediately prior to the Effective Time, each share of Gresham’s Series F preferred stock, no par value per share (the “Gresham Preferred Stock”)which is owned by Ault will be converted into 3,960,043 shares of Gresham’s common stock, no par value per share (the “Gresham Common Stock”), resulting in no shares of Gresham Preferred Stock to be issued and outstanding; and (ii)) each share of Gresham Common Stock issued and outstanding immediately prior to the Effective Time will be cancelled and automatically deemed for all purposes to receive Per Share Merger Consideration, as determined pursuant to the Merger Agreement.

Upon consummation of the Merger, Acquiror shall change its name to “Gresham Worldwide, Inc.” and have the ticker symbol “GWWI” assuming the NYSE American approves its application to remain listed.

Treatment of Options and Warrants

On the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, by virtue of the Merger and without any further action on the part of any Party or any other Person, each option to acquire shares of Gresham Common Stock granted under any Gresham stock option plan (each a “Gresham Option”) to purchase a whole share of Gresham Common Stock (whether vested or unvested) and each warrant to purchase a whole share of Gresham Common Stock (each, a “Gresham Warrant”) that is outstanding and unexercised as of immediately prior to the Effective Time shall be assumed and converted into a right to purchase a number of shares of Acquiror Common Stock (each, an “Acquiror Option” or an “Acquiror New Warrant,” as applicable), with each such Acquiror Option and Acquiror New Warrant then representing the right to purchase (i) the number of whole shares of Acquiror Common Stock (rounded down to the nearest whole share) equal to the product of (A) the number of shares of Gresham Common Stock subject to such Gresham Option or Gresham Warrant, as applicable, immediately prior to the Effective Time multiplied by (B) the Exchange Ratio, (ii) at an exercise price per share of Acquiror Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the exercise price per share of Gresham Common Stock applicable to such Gresham Option or Gresham Warrant, as applicable, immediately prior to the Effective Time by (B) the Exchange Ratio.

Treatment of RSUs

As of immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each grant of a right to receive shares of Gresham Common Stock or Gresham Preferred Stock that is an obligation of Gresham and is outstanding immediately prior to the Effective Time (each a “Gresham RSU”) that is then outstanding shall be assumed and converted into an award of restricted stock units (an “Acquiror RSU”) covering a number of Acquiror Common Stock equal to the product of (A) the total number of shares of Gresham Common Stock subject to such Gresham RSU and (B) the Exchange Ratio, and rounding the resulting number down to the nearest whole share. Each such Acquiror RSU as so assumed and converted shall be subject to the same terms and conditions as applied to the Gresham RSU immediately prior to the Effective Time (including vesting conditions) except to the extent such terms or conditions are rendered inoperative by the Transactions.

Treatment of Gresham Promissory Notes

Prior to the Effective Time, Gresham shall effect amendments to terms of all outstanding Gresham promissory notes to provide that such notes will, immediately prior to the Effective Time, but contingent upon the consummation of the Merger, be automatically cancelled and extinguished and either (a) converted into shares of Acquiror Preferred Stock which number of shares of Acquiror Preferred Stock will be determined by multiplying (x) the number of shares of Gresham Common Stock to which such holder is entitled following a conversion under such note prior to the Effective Time, by (y) the Exchange Ratio or (b) assumed and converted into a promissory note issued by Acquiror and as so assumed and converted shall be subject to the same terms and conditions as applied to the promissory note immediately prior to the Effective Time except (i) to the extent such terms or conditions are rendered inoperative by the Transactions and (ii) subject to a new conversion price, in each case of subsections (a) and (b), subject to the prior written consent of Acquiror.

Gresham anticipates that Gresham promissory notes held by the Acquiror or its affiliates in the outstanding principal amount of approximately $12 million will be converted into Acquiror Preferred Stock and the material terms of the Acquiror Preferred Stock and the Series A Certificate of Designation will be filed prior to the consummation of the Merger.

Governance

Under the terms of the Merger Agreement, after the Effective Time, the executive officers of the Acquiror will be the executive officers of Gresham who are Jonathan Read, Chief Executive Officer, Lutz Henckels, Chief Financial Officer, Robin Shaffer, Chief Operating Officer and Sean Lyle, Chief Development Officer.

As described more particularly below in the discussion of the Acquiror Preferred Stock, Ault as the majority holder of the Acquiror Preferred Stock will be entitled to elect a majority of the board of directors of the Acquiror.

According to the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed by the Acquiror with the Securities and Exchange Commission on April 11, 2024, Milton C. (Todd) Ault beneficially holds approximately 97.2% of the outstanding common stock of the Acquiror. In addition, Ault, whose executive chairman is Mr. Ault, owns approximately 74.68% of Gresham as of May 31, 2024. Accordingly, upon consummation of the Merger, affiliates of Ault will continue to control a substantial majority of the voting power of the Acquiror.

Certain Additional Conditions to Closing

In addition to the obtaining the requisite approvals of the Gresham and the Acquiror stockholders, the consummation of the Transactions are subject to the satisfaction of the certain conditions set forth in the Merger Agreement, any one or more of which may be waived (if legally permitted) in writing by Gresham or the Acquiror as applicable. Such conditions include: (a) the shares of Acquiror Common Stock to be issued in connection with the Merger and the other Transactions shall have been approved for listing on the NYSE American; (b) The Registration Statement (described below) shall have become effective under the Securities Act of 1933 and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Securities and Exchange Commission (the “SEC”) and not withdrawn; (c) the consummation by the Acquiror of the PIPE or an alternative acquisition financing transaction at least in the amount of $3,500,000; and (d) the parties shall have obtained all requisite third party consents including, if applicable, that the Merger shall have been approved by the Israeli Ministry of Defense.

Registration Statement and Proxy Statement

In furtherance of the terms of the Merger Agreement, Gresham and the Acquiror will jointly file a Form S-4 with the SEC, which Form S-4 will when effective serve as a registration statement for the Acquiror’s common stock and preferred stock to be issued to Gresham’s stockholders and a proxy statement for each of Gresham and the Acquiror. In order to seek approval of the Merger, the Form S-4 will be sent to Gresham stockholders relating to Gresham’s Special Meeting and to the Acquiror’s stockholders relating to the Acquiror’s Special Meeting. The Form S-4 is expected to be filed as promptly as practicable and will be subject to review by the SEC Staff.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety to the full text of the Merger Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Important Information About the Merger and Where to Find It

As noted above, in connection with the proposed Merger, Gresham and the Acquiror intend to file the Form S-4 with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to Gresham’s stockholders in connection with the solicitation of proxies for the vote by Gresham’s stockholders with respect to the Merger and other matters as may be described in the definitive proxy statement, as well as the prospectus relating to the offer and sale of securities of the Acquiror to be issued in the Merger. Gresham’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Merger, as these materials will contain important information about the parties to the Merger Agreement, Gresham, and the Merger. After the Form S-4 is declared effective, the definitive Form S-4 will be mailed to Gresham’s stockholders as of the record date to be established for voting on the Merger and other matters as may be described in the Form S-4. Stockholders will also be able to obtain copies of the Form S-4 and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Gresham, its directors, and its executive officers may be deemed participants in the solicitation of proxies from Gresham’s stockholders with respect to the proposed Merger. A list of the names of those directors and executive officers and a description of their interests in Gresham is contained in Gresham’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and are available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Form S-4 when available. Gresham’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from Gresham’s stockholders in connection with the Merger.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. These forward-looking statements include, without limitation, the satisfaction of the closing conditions to the proposed Merger and the consummation of the Transactions contemplated in the Merger Agreement. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Gresham and its management are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the inability to complete the Merger due to the failure to obtain approval of Gresham’s stockholders, or to satisfy other conditions to closing; (2) the ability to meet NYSE American listing standards prior to the consummation of the Merger; (3) the Acquiror’s to obtain financing to complete the Merger, (4) the inability of the Acquiror’s stockholders to approve the Merger and/or too many Acquiror stockholders seek redemption of their shares;(5) the risk that the Merger disrupts current plans and operations of Gresham as a result of the announcement and consummation of the Merger; (6) the effect of the war in Israel on the operations on Gresham’s Israeli subsidiary including the possibility that a Hezbollah rocket attack could damage its facility or otherwise adversely affect such subsidiary; and (7) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Form S-4 relating to the Merger we expect to file as a co-registrant with the Acquiror.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. Gresham does not undertake any duty to update these forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger. This Current Report on

Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Agreement and Plan of Merger +
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+ Certain schedules, appendices, and exhibits to this agreement have been omitted in accordance with Item 601(b)(2)of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRESHAM WORLDWIDE, INC.

Date:	June 27, 2024	By:	/s/ JONATHAN READ
Name: Jonathan Read Title: Chief Executive Officer